UNITED STATES

SECURITIES AND EXCHANGE COMMISSION

Washington, D.C. 20549

FORM 8-K

CURRENT REPORT

PURSUANT TO SECTION 13 OR 15(d)

OF THE SECURITIES EXCHANGE ACT OF 1934

Date of Report (Date of earliest event reported): March 31, 2014

LEE ENTERPRISES, INCORPORATED

(Exact name of Registrant as specified in its charter)

Delaware	1-6227	42-0823980
(State of Incorporation)	Commission File Number	(I.R.S. Employer Identification No.)

201 N. Harrison Street, Davenport, Iowa 52801

(Address of Principal Executive Offices)

(563) 383-2100

Registrant’s telephone number, including area code

Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions:

☐	Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)

☐	Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)

☐	Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))

☐	Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))

Item 1.01.	Entry Into a Material Definitive Agreement.

On March 31, 2014 (the “Closing Date”), Lee Enterprises, Incorporated (the “Company”) completed its long-term refinancing, consisting of its:

•	sale of $400 million aggregate principal amount of its 9.5% Senior Secured Notes due 2022 (the “Notes”) to J.P. Morgan Securities LLC and Deutsche Bank Securities Inc., pursuant to an Indenture dated as of March 31, 2014 (the “Indenture”) among the Company, certain subsidiaries party thereto from time to time (the “Subsidiary Guarantors”), U.S. Bank National Association, as Trustee, and Deutsche Bank Trust Company Americas, as Collateral Agent;

•	$250 million first lien term loan and $40 million revolving facility under a First Lien Credit Agreement dated as of March 31, 2014 (the “New 1st Lien Credit Facility”) among the Company, the lenders party thereto from time to time (the “1st Lien Lenders”), JPMorgan Chase Bank, N.A., as Administrative Agent and Collateral Agent, and JPMorgan Securities LLC and Deutsche Bank Securities Inc., as Joint Lead Arrangers and as Joint Bookrunners; and

•	$150 million second lien term loan under a Second Lien Loan Agreement dated as of March 31, 2014 (the “New 2nd Lien Credit Facility”) among the Company, the lenders party thereto from time to time (the “2nd Lien Lenders”), Wilmington Trust, National Association, as Administrative Agent and Collateral Agent, and JPMorgan Securities LLC and Deutsche Bank Securities Inc., as Joint Lead Arrangers and as Joint Bookrunners.

The Notes, New 1st Lien Credit Facility and New 2nd Lien Credit Facility enabled the Company to repay in full all amounts outstanding under, including accrued interest, and terminate, on March 31, 2014: (a) the remaining principal balance of $593 million under the Company’s Exit Credit Agreement dated as of January 30, 2012, as amended (the “Existing 1st Lien Loan Facility”), among the Company, the Lenders party thereto from time to time, Deutsche Bank Trust Company Americas, as Administrative Agent and Collateral Agent, Deutsche Bank Securities Inc. and Goldman Sachs Lending Partners LLC, as Joint Lead Arrangers and Joint Bookrunning Managers, and related subsidiary guaranty, security and pledge agreements, intercompany subordination and intercreditor agreements; and (b) the remaining principal balance of $175 million under the Company’s Second Lien Loan Agreement dated as of January 30, 2012, as amended (the “Existing 2nd Lien Loan Facility”), among the Company, the Lenders party thereto from time to time, Wilmington Trust, National Association, as Administrative Agent and Collateral Agent, Deutsche Bank Securities Inc. and Goldman Sachs Lending Partners LLC, as Joint Lead Arrangers and Joint Bookrunning Managers, and related subsidiary guaranty, security and pledge agreements and intercreditor agreement. The Company also used the proceeds of the refinancing to pay fees and expenses related to the refinancing.

$400 million Senior Secured Notes. The Notes are senior secured obligations of the Company and mature on March 15, 2022. The Notes will pay interest semiannually on March 15 and September 15 of each year, at an annual rate of 9.5%. Interest on the Notes will accrue from March 31, 2014 and the first interest payment date will be September 15, 2014. The Notes were sold pursuant to Rule 144A and Regulation S under the Securities Act of 1933, as amended.

The Company may redeem some or all of the Notes at any time on or after March 15, 2018 at the redemption prices described in the Indenture. The Company may also redeem up to 35% of the Notes prior to March 15, 2017 using the proceeds of certain equity offerings. The Notes have customary call protection provisions, as set forth in the Indenture. If the Company sells certain of its assets or experiences specific kinds of changes of control, the Company must, subject to certain exceptions, offer to purchase the Notes.

The Notes are unconditionally guaranteed on a senior secured basis by each of the Company’s material domestic subsidiaries in which the Company holds a direct or indirect interest of more than 50% and which guaranty indebtedness for borrowed money, including the New 1st Lien Credit Facility. As of the date hereof, material domestic subsidiaries of the Company that are excluded from such subsidiary guarantee obligations under the Notes are (a) Madison Newspapers, Inc. (“MNI”), in Madison, Wisconsin, in which the Company owns 50% of the capital stock, (b) except as noted below, Pulitzer Inc. (“Pulitzer”) and its subsidiaries, which, unless otherwise separately stated below, includes St. Louis Post-Dispatch LLC (“PD LLC”) (collectively, the “Pulitzer Subsidiaries”), and (c) TNI Partners (“TNI”). Star Publishing Company (“Star Publishing”) is a subsidiary of Pulitzer and an indirect subsidiary of the Company and owns a 50% interest in TNI in Tucson, Arizona.

The Company has a remaining principal balance of $45 million under notes issued by Pulitzer and PD LLC to BH Finance LLC, a subsidiary of Berkshire Hathaway Inc. pursuant to a Note Agreement dated as of May 1, 2013 (the “Pulitzer Note Agreement”), which notes bear interest at 9.0% and mature in April 2017 (the “Pulitzer Notes”). At such time as the Pulitzer Notes are satisfied, including any successor debt (the “Pulitzer Debt Satisfaction Date”), the Notes will also be guaranteed by Pulitzer and each Pulitzer Subsidiary that guarantees the indebtedness under the New 1st Lien Credit Facility or other borrowings incurred by the Company or any subsidiary guarantor. Obligations under the Pulitzer Notes are fully and unconditionally guaranteed on a joint and several basis by Pulitzer’s existing and future subsidiaries other than PD LLC and TNI. The Pulitzer Notes are also secured by first priority security interests in the stock and other equity interests owned by Pulitzer’s subsidiaries including the 50% ownership interest in TNI. Also, Pulitzer, certain of its subsidiaries and PD LLC granted a first priority security interest on substantially all of each of their tangible and intangible assets, excluding the assets of Star Publishing leased to, or used in the operations or business of, TNI and granted deeds of trust covering certain real estate in the St. Louis area, as collateral for the payment and performance of their obligations under the Pulitzer Notes.

The Notes and the subsidiary guarantees will be secured, subject to certain exceptions, priorities and limitations in the various agreements, by a lien on all property and assets of the Company and each subsidiary guarantor, other than any property and assets of MNI, Pulitzer, each Pulitzer Subsidiary and TNI (the “Lee Legacy Collateral”), on a first-priority basis, equally and ratably with all of the Company’s and the subsidiary guarantors’ existing and future obligations under the New 1st Lien Credit Facility, pursuant to a Security Agreement dated as of March 31, 2014 (the “Notes Security Agreement”) among the Company and the subsidiary guarantors (collectively, the “Notes Assignors”) and Deutsche Bank Trust Company Americas.

Certain of the Notes Assignors, separately, will grant first lien mortgages or deeds of trust, covering their material real estate and improvements for the benefit of the holders of the Notes.

Also, the Notes are secured, subject to certain exceptions, priorities and limitations in the various agreements, by first priority security interests in the stock and other equity interests owned by the Notes Assignors pursuant to the Notes Security Agreement.

Prior to the Pulitzer Debt Satisfaction Date, none of the property and assets of Pulitzer and the Pulitzer Subsidiaries (collectively, the “Pulitzer Collateral”) will be pledged to secure the Notes or the subsidiary guarantees. After the Pulitzer Debt Satisfaction Date, the Notes and the subsidiary guarantees will be secured, subject to permitted liens, by a lien on the Pulitzer Collateral owned by each of the Pulitzer Subsidiaries that become subsidiary guarantors on a second-priority basis, equally and ratably with all of the Company’s and the subsidiary guarantors’ existing and future obligations under the New 1st Lien Credit Facility and certain other indebtedness for borrowed money incurred by the Company or any subsidiary guarantor.

The Indenture contains certain of the restrictive covenants in the New 1st Lien Credit Facility described below and limitations on the Company’s use of the Pulitzer Subsidiaries’ cash flows. However, many of these covenants will cease to apply if the Notes are rated investment grade from either Moody’s Investors Service, Inc. or Standard & Poor’s Ratings Group and there is no default or event of default under the Indenture.

The rights of the Notes Assignors with respect to the Lee Legacy Collateral are subject to:

(a)	a Pari Passu Intercreditor Agreement dated as of March 31, 2014 (the “Pari Passu Intercreditor Agreement”) among the Company, the other Grantors party thereto, JPMorgan Chase Bank, N.A., U.S. Bank National Association and Deutsche Bank Trust Company Americas; and

(b)	a Junior Intercreditor Agreement dated as of March 31, 2014 (the “Junior Intercreditor Agreement”) among the Company, the other Grantors party hereto, JPMorgan Chase Bank, N.A., U.S. Bank National Association, Deutsche Bank Trust Company Americas and Wilmington Trust, National Association.

$250 Million First Lien Term Loan. The New 1st Lien Credit Facility will consist of a $250 million term loan facility (the “Term Loan”) and a $40 million revolving credit facility (the “Revolving Facility”). The New 1st Lien Credit Facility documents the primary terms of both the Revolving Facility and the Term Loan, and replaces the Existing 1st Lien Loan Facility. The Revolving Facility, which was not drawn on the Closing Date, may be used for working capital and general corporate purposes (including letters of credit).

The Term Loan has an original issue discount of 2.0%. Interest on the Term Loan accrues at either (at the option of the Company) LIBOR plus 6.25% (with a LIBOR floor of 1.0%) or at a base rate equal to highest of (a) the prime rate at the time, (b) the federal funds rate plus 0.5%, and (c) one month LIBOR plus 1.0%, plus 5.25% (with a base rate floor of 2.0%), and will be payable quarterly, beginning in June 2014. Quarterly principal payments of $6.25 million will be required, with other payments made either voluntarily, based on excess cash flow or proceeds from asset sales. The Term Loan will mature in March 2019. Concurrently with the issuance of the Term Loan, the Company also entered into the Revolving Facility that remains undrawn and will mature in December 2018. Interest on the Revolving Facility, when used, accrues at either (at the option of the Company) LIBOR plus 5.5%, or at a base rate equal to highest of (a) the prime rate at the time, (b) the federal funds rate plus 0.5%, and (c) one month LIBOR plus 1.0%, plus 4.5%. The Company may voluntarily prepay principal amounts outstanding or reduce commitments under the New 1st Lien Credit Facility at any time without premium or penalty, upon proper notice and subject to certain limitations as to minimum amounts of prepayments.

The New 1st Lien Credit Facility requires that the Company comply with certain affirmative and negative covenants customary for financing of this nature, including maintenance of a maximum total leverage ratio, which only applies to the Revolving Facility. The New 1st Lien Credit Facility restricts the Company from paying dividends on its Common Stock, $0.01 par value (“Common Stock”) and generally restricts the Company from repurchasing its Common Stock, unless in each case no default shall have occurred and the Company shall have satisfied certain financial measurements. Further, the New 1st Lien Credit Facility restricts or limits, among other things, subject to certain exceptions, the ability of the Company and its subsidiaries to: (a) incur indebtedness, (b) enter into mergers, acquisitions and asset sales, (c) incur or create liens and (d) enter into transactions with certain affiliates. The New 1st Lien Credit Facility contains various representations and warranties and may be terminated upon occurrence of certain events of default. The New 1st Lien Credit Facility also contains cross-default provisions tied to the terms of each of the Pulitzer Note Agreement, Indenture and New 2nd Lien Credit Facility.

The New 1st Lien Credit Facility is secured, subject to certain priorities and limitations in the various agreements, by perfected security interests in substantially all the assets of the Company and guaranteed by the Subsidiary Guarantors (together with the Company, the “1st Lien Assignors”), pursuant to a First Lien Guarantee and Collateral Agreement dated as of March 31, 2014 (the “1st Lien Guarantee and Collateral Agreement”) among the Company, the Subsidiary Guarantors and JPMorgan Chase Bank, N.A., on a first-priority basis, equally and ratably with all of the Company’s and the Subsidiary Guarantors’ existing and future obligations under the Notes. The 1st Lien Assignors’ pledged assets include, among other things, equipment, inventory, accounts receivables, depository accounts, intellectual property and certain of their other tangible and intangible assets (excluding the assets of Pulitzer, Pulitzer Subsidiaries, TNI and MNI).

Under the New 1st Lien Credit Facility, certain of the 1st Lien Assignors, separately, will grant first lien mortgages or deeds of trust, covering certain real estate and improvements, to the 1st Lien Lenders (excluding the real estate of Pulitzer, Pulitzer Subsidiaries, TNI and MNI).

Also, the New 1st Lien Credit Facility indebtedness is secured by a pledge of interests in all of the stock and other equity interests owned by the 1st Lien Assignors (excluding the capital stock and equity interests of or held by Pulitzer and the Pulitzer Subsidiaries, as well as the capital stock and equity interest of MNI and TNI, respectively).

The rights of the 1st Lien Assignors with respect to the Lee Legacy Collateral are subject to:

(a)	the Pari Passu Intercreditor Agreement;

(b)	the Junior Intercreditor Agreement; and

(c)	an Intercompany Subordination Agreement dated as of March 31, 2014 (the “1st Lien Intercompany Subordination Agreement”) among the Company, Subsidiary Guarantors, Pulitzer, Pulitzer Subsidiaries and JPMorgan Chase Bank, N.A.

$150 Million Second Lien Term Loan. Under the New 2nd Lien Credit Facility, the $150 million 2nd lien term loan (the “2nd Lien Term Loan”), will bear interest at 12.0%, payable quarterly, and mature on December 15, 2022. There are no scheduled mandatory amortization payments required. The 2nd Lien Term Loan replaces the Existing 2nd Lien Loan Facility.

Under the New 2nd Lien Credit Facility, excess cash flows of Pulitzer and the Pulitzer Subsidiaries must be used, (i) first, to reduce the outstanding amount of the Pulitzer Notes to zero and (ii) second, (a) at any time after the Pulitzer Debt Satisfaction Date but prior to the third anniversary of the closing date of the New 2nd Lien Credit Facility, to make an offer to the 2nd Lien Lenders (which offer the 2nd Lien Lenders may accept or reject), to pay amounts under the New 2nd Lien Credit Facility at par and (b) at any time after the Pulitzer Debt Satisfaction Date and on or after the third anniversary of the closing date of the New 2nd Lien Credit Facility, to pay amounts under the New 2nd Lien Credit Facility at par. After the Pulitzer Debt Satisfaction Date, subject to certain conditions in the New 2nd Lien Credit Facility, the balance of the 2nd Lien Term Loan can, or will be, reduced at par from cash flows or proceeds from asset sales by Pulitzer or the Pulitzer Subsidiaries. Voluntary payments under the New 2nd Lien Credit Facility otherwise will be subject to call premiums that step down to zero over a five-year period.

The New 2nd Lien Agreement will be fully and unconditionally guaranteed on a joint and several basis by the Company, Subsidiary Guarantors, Pulitzer and the Pulitzer Subsidiaries (collectively, the “2nd Lien Assignors”), other than MNI and TNI, pursuant to a Second Lien Guarantee and Collateral Agreement dated as of March 31, 2014 (the “2nd Lien Guarantee and Collateral Agreement”) among the 2nd Lien Assignors and Wilmington Trust, National Association.

Under the 2nd Lien Guarantee and Collateral Agreement, the 2nd Lien Assignors have granted (a) second priority security interests, subject to certain priorities and limitations in the various agreements, on substantially all of their tangible and intangible assets, including the stock and other equity interests owned by the 2nd Lien Assignors, and (b) will grant second lien mortgages or deeds of trust covering certain real estate, as collateral for the payment and performance of their obligations under the New 2nd Lien Credit Facility. Assets of, or used in the operations or business of, TNI and the Company’s ownership interest in, and assets of, MNI are excluded.

Assets of Pulitzer and the Pulitzer Subsidiaries, excluding assets of or assets used in the operations or business of, TNI, will become subject to (a) a first priority security interest in favor of the New 2nd Lien Lenders; and (b) a second priority security interest in favor of the secured parties under the New 1st Lien Credit Facility, as applicable, upon the Pulitzer Debt Satisfaction Date.

The New 2nd Lien Credit Facility requires that the Company comply with certain affirmative and negative covenants customary for financing of this nature, including the negative covenants under the New 1st Lien Credit Facility described above, except for maintenance of a maximum total leverage ratio. The New 2nd Lien Credit Facility contains various representations and warranties and may be terminated upon occurrence of certain events of default. The New 2nd Lien Credit Facility also contains cross-default provisions tied to the terms of the Indenture, New 1st Lien Loan Credit Facility and the Pulitzer Notes.

The 2nd Lien Guarantee and Collateral Agreement is subject to:

(a)	the Junior Intercreditor Agreement;

(b)	an Intercreditor Agreement dated as of January 30, 2012 among The Bank of New York Mellon Trust Company, N.A., Wilmington Trust, National Association, Pulitzer and the Pulitzer Subsidiaries, as amended by the First Amendment to Intercreditor Agreement dated May 1, 2013, and as further amended by the Second Amendment to Intercreditor Agreement dated as of March 31, 2014 (the “Second Amendment to Pulitzer Intercreditor Agreement”); and

(c)	an Intercompany Subordination Agreement dated as of March 31, 2014 (the “Pulitzer Intercompany Subordination Agreement”) among the Company, the Subsidiary Guarantors, Pulitzer, Pulitzer Subsidiaries and Wilmington Trust, National Association.

In connection with the New 2nd Lien Credit Facility, the Company entered into a Warrant Agreement dated as of March 31, 2014 (the “Warrant Agreement”) between the Company and Wells Fargo Bank, National Association. Under the Warrant Agreement, certain affiliates or designees of the Warrant Parties (as defined below) received on March 31, 2014 their pro rata shares of warrants to purchase, in cash, an initial aggregate of 6 million shares of Common Stock, subject to adjustment pursuant to anti-dilution provisions (the “Warrants”). The Warrants represent, when fully exercised, approximately 10.1% of shares of Common Stock currently outstanding on a fully diluted basis. The exercise price of the Warrants is $4.19 per share.

In connection with the issuance of the Warrants, the Company entered into a Registration Rights Agreement dated as of March 31, 2014 (the “Registration Rights Agreement”) among Mudrick Capital Management, LP, Hawkeye Capital Management, LLC, Cohanzick Management, LLC, Aristeia Capital, L.L.C., CVC Credit Partners, LLC, Franklin Mutual Advisors, LLC and Wingspan Master Fund, LP (collectively, the “Warrant Parties”). The Registration Rights Agreement requires, among other matters, that the Company use its commercially reasonable efforts to file and maintain the effectiveness for certain specified periods of a shelf registration statement covering the shares of Common Stock upon exercise of the Warrants.

On March 31, 2014, the Company issued a news release announcing completion of its long term refinancing. A copy of the news release is attached hereto as Exhibit 99.1 and incorporated herein by reference.

The foregoing summary descriptions of the $400 million Senior Secured Notes, $250 Million First Lien Term Loan and $150 Million Second Lien Term Loan do not purport to be complete and are qualified in their entirety by reference to the Indenture, New 1st Lien Credit Facility, New 2nd Lien Credit Facility, Notes Security Agreement, Pari Passu Intercreditor Agreement, Junior Intercreditor Agreement, 1st Lien Guarantee and Collateral Agreement, 1st Lien Intercompany Subordination Agreement, 2nd Lien Guarantee and Collateral Agreement, Second Amendment to Pulitzer Intercreditor Agreement, Pulitzer Intercompany Subordination Agreement, Warrant Agreement and Registration Rights Agreement, which are filed as Exhibits 4.1, 10.1, 10.2, 10.3, 10.4, 10.5, 10.6, 10.7, 10.8, 10.9, 10.10, 4.2 and 4.3, respectively, to this Current Report on Form 8-K and are incorporated herein by reference.

Item 1.02.	Termination of a Material Definitive Agreement.

The information set forth above in Item 1.01 “Entry into a Material Definitive Agreement” with respect to the Existing 1st Lien Loan Facility and Existing 2nd Lien Loan Facility is incorporated by reference in this Item 1.02.

Item 2.03	Creation of a Direct Financial Obligation or an Obligation under an Off-Balance Sheet Arrangement of a Registrant.

The information set forth above in Item 1.01 “Entry into a Material Definitive Agreement” with respect to the Notes and Indenture, New 1st Lien Credit Facility and New 2nd Lien Credit Facility is incorporated by reference in this Item 2.03.

Item 3.02	Unregistered Sales of Equity Securities.

The information set forth above in Item 1.01 “Entry into a Material Definitive Agreement” with respect to the issuance of the Warrants is incorporated by reference in this Item 3.02.

Item 5.02	Departure of Directors or Certain Officers; Election of Directors; Appointment of Certain Officers; Compensatory Arrangements of Certain Officers.

On April 4, 2014, the Company’s Board of Directors’ Executive Compensation Committee approved discretionary bonuses for Mary E. Junck, Chairman, President and Chief Executive Officer, and Carl G. Schmidt, Vice President, Chief Financial Officer and Treasurer, in the amounts of $700,000 and $400,000, respectively, related to the Company’s successful completion of its long-term refinancing.

FORWARD-LOOKING STATEMENTS — The Private Securities Litigation Reform Act of 1995 provides a “safe harbor” for forward-looking statements. This Current Report on Form 8-K contains information that may be deemed forward-looking that is based largely on our current expectations, and is subject to certain risks, trends and uncertainties that could cause actual results to differ materially from those anticipated. Among such risks, trends and other uncertainties, which in some instances are beyond our control, are our ability to generate cash flows and maintain liquidity sufficient to service our debt, comply with or obtain amendments or waivers of the financial covenants contained in our credit facilities, if necessary, to refinance our debt as it comes due, or that the warrants will not be exercised. Other risks and uncertainties include the impact and duration of continuing adverse conditions in certain aspects of the economy affecting our business, changes in advertising demand, potential changes in newsprint and other commodity prices, energy costs, interest rates, labor costs, legislative and regulatory rulings, difficulties in achieving planned expense reductions, maintaining employee and customer relationships, increased capital costs, maintaining our listing status on the NYSE, competition and other risks detailed from time to time in our publicly filed documents. Any statements that are not statements of historical fact (including statements containing the words “may”, “will”, “would”, “could”, “believe”, “expect”, “anticipate”, “intend”, “plan”, “project”, “estimate”, “consider” and similar expressions) generally should be considered forward-looking statements. Readers are cautioned not to place undue reliance on such forward-looking statements, which are made as of the date of this Current Report on Form 8-K. We do not undertake to publicly update or revise our forward-looking statements.

Item 9.01.	Financial Statements and Exhibits.

(d) Exhibits

4.1	Indenture dated as of March 31, 2014 among Lee Enterprises, Incorporated, certain subsidiaries from time to time parties thereto, U.S. Bank National Association, as Trustee, and Deutsche Bank Trust Company Americas, as Collateral Agent

4.2	Warrant Agreement dated as of March 31, 2014 between Lee Enterprises, Incorporated and Wells Fargo Bank, National Association

4.3	Registration Rights Agreement dated as of March 31, 2014 among Lee Enterprises, Incorporated, Mudrick Capital Management, LP, Hawkeye Capital Management, LLC, Cohanzick Management, LLC, Aristeia Capital, L.L.C., CVC Credit Partners, LLC, Franklin Mutual Advisors, LLC and Wingspan Master Fund, LP

10.1	First Lien Credit Agreement dated as of March 31, 2014 among Lee Enterprises, Incorporated, the Lenders from time to time parties thereto, JPMorgan Chase Bank, N.A., as Administrative Agent and Collateral Agent, and JPMorgan Securities LLC and Deutsche Bank Securities Inc., as Joint Lead Arrangers and as Joint Bookrunners

10.2	Second Lien Loan Agreement dated as of March 31, 2014 among Lee Enterprises, Incorporated, the Lenders from time to time parties thereto, Wilmington Trust, National Association, as Administrative Agent and Collateral Agent, and JPMorgan Securities LLC and Deutsche Bank Securities Inc., as Joint Lead Arrangers and as Joint Bookrunners

10.3	Security Agreement dated as of March 31, 2014 among Lee Enterprises, Incorporated, the Subsidiary Guarantors and Deutsche Bank Trust Company Americas, as Collateral Agent

10.4	Pari Passu Intercreditor Agreement dated as of March 31, 2014 among Lee Enterprises, Incorporated, the other Grantors from time to time parties thereto, JPMorgan Chase Bank, N.A., U.S. Bank National Association and Deutsche Bank Trust Company Americas

10.5	Junior Intercreditor Agreement dated as of March 31, 2014 among Lee Enterprises, Incorporated, the other Grantors from time to time parties thereto, JPMorgan Chase Bank, N.A., U.S. Bank National Association, Deutsche Bank Trust Company Americas and Wilmington Trust, National Association

10.6	First Lien Guarantee and Collateral Agreement dated as of March 31, 2014 among Lee Enterprises, Incorporated, the Subsidiary Guarantors and JPMorgan Chase Bank, N.A., as Administrative Agent and Collateral Agent

10.7	Intercompany Subordination Agreement dated as of March 31, 2014 among Lee Enterprises, Incorporated, the Subsidiary Guarantors, Pulitzer, Pulitzer Subsidiaries and JPMorgan Chase Bank, N.A.

10.8	Second Lien Guarantee and Collateral Agreement dated as of March 31, 2014 among Lee Enterprises, Incorporated, the Subsidiary Guarantors, Pulitzer, Pulitzer Subsidiaries and Wilmington Trust, National Association, as Administrative Agent and Collateral Agent

10.9	Second Amendment to Intercreditor Agreement dated as of March 31, 2014 among Lee Enterprises, Incorporated, The Bank of New York Mellon Trust Company, N.A., Wilmington Trust, National Association, Pulitzer and the Pulitzer Subsidiaries

10.10	Intercompany Subordination Agreement dated as of March 31, 2014 among Lee Enterprises, Incorporated, the Subsidiary Guarantors, Pulitzer, Pulitzer Subsidiaries and Wilmington Trust, National Association

99.1	News Release of Lee Enterprises, Incorporated dated March 31, 2014

SIGNATURES

Pursuant to the requirements of the Securities Exchange Act of 1934, the Registrant has duly caused this report to be signed on its behalf by the undersigned thereunto duly authorized.

LEE ENTERPRISES, INCORPORATED

Date: April 4, 2014	By:	/s/ Carl G. Schmidt
Carl G. Schmidt
Vice President, Chief Financial Officer,
and Treasurer